 Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Precision Therapeutics Inc. (the “Company”) for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), I, Carl Schwartz, Chief Executive Officer (Principal Executive Officer) and, I, Bob Myers, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify as of the date hereof, solely for purposes of § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to the best of my knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 15, 2018	/s/ Carl Schwartz
Carl Schwartz
Chief Executive Officer

Date: May 15, 2018	/s/ Bob Myers
Bob Myers
Chief Financial Officer